SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 9, 2005 (May 9, 2005)

Date of Report (Date of earliest event reported)

RCN Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-22825	22-3498533
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

196 Van Buren Street

Herndon, VA 20170

(Address of principal executive offices, including zip code)

(703) 434-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 9, 2005, RCN Corporation (“RCN”) issued a press release reporting that it filed a current report on Form 8-K containing its unaudited results of operations and other unaudited financial information for the fiscal year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1. The unaudited financial statements and financial information, along with management’s discussion and analysis of the financial condition and results of operation of RCN, are attached hereto as Exhibit 99.2. RCN does not intend for this item 7.01 or Exhibits 99.1 or 99.2 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	RCN Corporation press release dated May 9, 2005.
Exhibit 99.2	RCN Corporation Unaudited Financial Information and Management’s Discussion and Analysis of Financial Condition and Results of Operation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Peter Aquino
Name:	Peter Aquino
Title:	Chief Executive Officer

Date: May 9, 2005

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	RCN Corporation press release dated May 9, 2005.

Exhibit 99.2	RCN Corporation Unaudited Financial Information and Management’s Discussion and Analysis of Financial Condition and Results of Operation.